Apr. 29, 2017
02.28 Select Portfolios: Group 7 Information Technology Sector Combo PRO-06 | Computers Portfolio
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.